                                                                    Exhibit 10.6
                                                                    ------------

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                             INVESTMENT TERM SHEET

                              HIGHLY CONFIDENTIAL



Issuer:                  SeaChange International Inc. (the "Company")

Investor:                Microsoft Corporation ("Investor")

Initial Investment:      Microsoft will purchase 277,162 shares of the Company's
                         common stock, par value $0.01 per share (the "Common
                         Stock") for a purchase price of $10,000,000.

Subsequent Investments:  Upon the achievement of each of the First and Second
                         Commercial Milestones (as defined below), Investor shall purchase additional shares of the Company's Common Stock equal in value to $5,000,000. The per share price to be paid by Investor in such subsequent closing shall be 8% below the average closing price of the Company's Common Stock as publicly reported by the Nasdaq Stock Market as of 4:00 p.m. Eastern Time over the ten trading days ending one trading day prior to the date the relevant Commercial Milestone is met.

Commercial Milestones:   (a)  First Commercial Milestone
                              --------------------------

                              The "SeaChange System  Software" (as defined in
                         that certain License and Development Agreement between the parties dated as of May 8, 2000) will demonstrate a high level of system stability and will meet the following performance criteria:

                            (i) A single and multiple node system will stream *** Windows Media Format streams at *** of total system capacity for a period of ***.

                            (ii) A single and multiple node system will stream *** MPEG 2



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

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.


                                    streams at *** of total system capacity for a period of ***.

                         (b)  Second Commercial Milestone
                              ---------------------------

                              Shipment of the commercial release of the
                         "Enhanced Version" (as defined in that certain License and Development Agreement between the parties dated as of May 8, 2000) no more than 18 months after the commercial availability of the Next Generation Windows Media Server.

Registration Rights:     Demand right for immediate registration of shares.

Strategic Relationship:  Both parties will identify a contact within the respective companies for ongoing consultation between the parties. In addition, upon the reasonable request of Microsoft, the Company will make available members of Company management to meet with representatives of Microsoft on a quarterly basis to discuss issues relating to the Microsoft-SeaChange relationship.

Financial Information:   For so long as Investor holds at least 50% of the
                         Common Stock acquired under the transactions contemplated herein, the Company will deliver to the Investor copies of the Company's 10-K's, 10-Q's, 8-K's and Annual Reports to Shareholders promptly after such documents are filed with the Securities and Exchange
                         Commission.

Conditions to Closing:   The obligation of the Investor to purchase the Common
                         Stock will be subject to customary closing conditions including, without limitation:

                           . Execution of mutually satisfactory definitive documentation in forms substantially similar to those attached hereto as Exhibit A (Stock Purchase Agreement) and Exhibit B (Registration Rights Agreement);

                           . Any applicable governmental and regulatory approvals;
                           .  Closing certificates; and
                           .  Legal opinions.



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


                         Both parties will use commercially reasonable efforts to cause the foregoing closing conditions to be satisfied.


Confidentiality:         The existence and terms of this proposal will not be
                         disclosed to any third party (other than each party's professional advisors and such third parties as may be required to consent to the transaction) without the prior written consent of the other party. Upon the signing of this Term Sheet, the parties intend to make a mutually-acceptable public statement regarding the transactions contemplated herein.

Effect: The parties agree that this Term Sheet is binding upon both parties and neither party may unilaterally terminate the contemplated transactions described herein except based upon the other party's failure to satisfy a closing condition listed above.

                 [Remainder of page intentionally left blank]


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


Dated: May 8, 2000


SeaChange International Inc. ("Company")    Microsoft Corporation ("Investor")



 By: /s/ William L. Fiedler                 By: /s/ Amar Nehru
    ------------------------------              ------------------------------

 Its: Vice President                        Its: Corporate Development, VP
     -----------------------------               -----------------------------



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


                                                                       Exhibit A
                                                                       ---------

Form of Stock Purchase Agreement by and between the Registrant and Microsoft Corporation incorporated by reference to Exhibit 10.3 hereto.

                                                                       Exhibit B
                                                                       ---------

Form of Registration Rights Agreement by and between the Registrant and Microsoft Corporation incorporated by reference to Exhibit 10.4 hereto.



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